UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit attached hereto contain forward-looking statements that involve substantial risks and uncertainties. In some cases, you can identify forward looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward looking statements. Although we believe that we have a reasonable basis for each forward looking statement contained in this prospectus, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Forward looking statements include statements about: our plans to develop and potentially commercialize our product candidates; the exercise by Actavis plc of its option to license TRV027 and, if exercised, our ability to achieve milestones under the license; our planned clinical trials and preclinical studies for our product candidates; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; the extent of clinical trials potentially required by the United States Food and Drug Administration for our product candidates; the clinical utility and market acceptance of our product candidates; our commercialization, marketing and manufacturing capabilities and strategy; our intellectual property position; and our ability to identify additional product candidates with significant commercial potential that are consistent with our commercial objectives. You should refer to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013, as updated from time to time in our filings with the Securities and Exchange Commission, or SEC, for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 8.01                                           Other Events.

In our Registration Statement on Form S-1 recently filed with the SEC in connection with our proposed public offering of common stock, we updated the description of our business with disclosure under the caption “Business”.   A copy of this updated disclosure about our business is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description
99.1	Updated Description of the Registrant’s Business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: December 2, 2014	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Corporate
Secretary

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